Consolidated Statements of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
Statement of Other Comprehensive Income [Abstract]
Net income (loss)	$ (6,252)		$ (11,698)	$ (8,644)
Unrealized gain (loss) on post retirement benefit plan assets and liabilities	(64)		359	10
Comprehensive income (loss)	(6,316)		(11,339)	(8,634)
Less: Comprehensive income (loss) attributable to noncontrolling interests	256	[1]	0	0
Comprehensive income attributable to Partnership	$ (6,572)		$ (11,339)	$ (8,634)

[1]	During the fourth quarter of 2012, we identified revenues in the amount of $0.3 million associated with proceeds received in connection with COMA reimbursable projects that were incorrectly recognized in the first quarter of 2012 that should have been recognized ratably during each of the succeeding quarters of 2012 for approximately $0.1 million per quarter. In addition, we recorded in the first quarter of 2012 and for the year ended December 31, 2012 out-of-period adjustments amounting to $0.1 million for the correction of immaterial errors associated with additional depreciation expense and selling, general and administrative expense. Based upon our evaluation of relevant factors, we concluded that these errors were not material to any previously issued and current consolidated financial statements.